UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Equitrans Midstream Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! EQUITRANS MIDSTREAM CORPORATION ATTN: CORPORATE SECRETARY 2200 ENERGY DRIVE CANONSBURG, PA 15317 EQUITRANS MIDSTREAM CORPORATION 2024 Annual Meeting Vote by April 22, 2024 11:59 PM ET at www.ProxyVote.com You invested in EQUITRANS MIDSTREAM CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 23, 2024. Vote Virtually at the Meeting* April 23, 2024 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ETRN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V28543-P02002-Z86642 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of the proxy materials by submitting a request prior to April 9, 2024. You will not otherwise receive a paper or emailed copy of the proxy materials. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card. To view the Notice and Proxy Statement and Annual Report and to vote before the Annual Meeting please visit www.ProxyVote.com.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the complete proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V28544-P02002-Z86642 1. Election of eight directors, each for a one-year term expiring at the 2025 annual meeting of shareholders. Nominees: 1a. Vicky A. Bailey For 1b. Sarah M. Barpoulis For 1c. Kenneth M. Burke For 1d. Diana M. Charletta For 1e. Thomas F. Karam For 1f. D. Mark Leland For 1g. Norman J. Szydlowski For 1h. Robert F. Vagt For 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2023 (Say-on-Pay). For 3. Approval of the Equitrans Midstream Corporation 2024 Long-Term Incentive Plan. For 4. Approval of an amendment to the Company’s Bylaws to reflect new Pennsylvania law provisions regarding officer exculpation. For 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024. For NOTE: In their discretion, the proxies are authorized, in accordance with their best judgment, to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.